SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): April 14, 1999


                         First Federal Bankshares, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                           0-25509              42-1485449
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(State or other jurisdiction of           (Commission           (IRS employer
  incorporation or organization)          File Number)       Identification No.)


                    329 Pierce Street, Sioux City Iowa 51101
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (712) 277-0200




                                 Not Applicable
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          (Former name of former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.


       On April 13, 1999, First Federal Bankshares, Inc. (the "Registrant") and its bank subsidiary, First Federal Bank (the "Bank"), headquartered in Sioux City, Iowa, completed the acquisition of Mid-Iowa Financial Corp. and its subsidiary, Mid-Iowa Savings Bank, FSB, headquartered in Newton, Iowa. The Registrant reported on such acquisition in a current report on Form 8-K dated April 29, 1999. Pro forma financial information related to such acquisition was unavailable to the Registrant at the time of the filing of the Form 8-K. Such pro forma financial information is filed herewith as Exhibits 99.1, 99.2 and
99.3 pursuant to Item 7(a)(4) of Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

       The following Exhibits are filed as part of this report:

     Exhibit 99.1: Mid-Iowa Financial Corp. historical audited consolidated financial statements as of and for the fiscal year ended September 30, 1998.


     Exhibit 99.2: Mid-Iowa Financial Corp. historical unaudited consolidated condensed balance sheets as of March 31, 1999 and 1998 and historical unaudited consolidated condensed statements of income and cash flows for the six months ended March 31, 1999 and 1998.


     Exhibit 99.3: Registrant's pro forma combined consolidated condensed balance sheet as of March 31, 1999 and statements of operations for the fiscal year ended June 30, 1998 and for the nine months ended March 31, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to this current report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   First Federal Bankshares, Inc.

DATE:  June 28, 1999               By:  /s/ Katherine A. Bousquet
                                        -------------------------------
                                        Katherine A. Bousquet,
                                        Vice President and Treasurer
                                        (Principal Financial and
                                            Accounting Officer)